SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 27, 2006


                         RECKSON ASSOCIATES REALTY CORP.
                                       AND
                       RECKSON OPERATING PARTNERSHIP, L.P.
             (Exact Name of Registrant as Specified in its Charter)


     RECKSON ASSOCIATES REALTY CORP. -        RECKSON ASSOCIATES REALTY CORP. -
                 MARYLAND                                 11-3233650
 RECKSON OPERATING PARTNERSHIP, L.P. -     RECKSON OPERATING PARTNERSHIP, L.P. -
                 DELAWARE          1-13762              11-3233647
(State or other jurisdiction   (Commission File       (IRS Employer
      of incorporation)             Number)       Identification Number)

                                625 RECKSON PLAZA
                            UNIONDALE, NEW YORK 11556
                    (Address of principal executive offices)

                                  516-506-6000
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

         On November 27, 2006, Reckson Associates Realty Corp. ("Reckson") sent a letter to Meadow Star LLC and WH Rome Partners with respect to the Rome Acquisition Limited Partnership proposal to acquire Reckson. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS



EXHIBIT NO.                                    DESCRIPTION
99.1 Letter to Meadow Star LLC and WH Rome Partners LLC, dated November 27, 2006, from Reckson Associates Realty Corp.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        RECKSON ASSOCIATES REALTY
                                        CORP.


                                        By: /s/ Michael Maturo
                                            ------------------------------------
                                            Name:  Michael Maturo
                                            Title:    President, Chief Financial
                                                      Officer and Treasurer

                                        RECKSON OPERATING PARTNERSHIP, L.P.


                                        By: Reckson Associates Realty Corp., its
                                            General Partner


                                        By: /s/ Michael Maturo
                                            ------------------------------------
                                            Name:  Michael Maturo
                                            Title: President, Chief Financial
                                                   Officer and Treasurer

Date:  November 27, 2006

                                  EXHIBIT INDEX

EXHIBIT NUMBER                               DESCRIPTION

99.1 Letter to Meadow Star LLC and WH Rome Partners LLC, dated November 27, 2006, from Reckson Associates Realty Corp.


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